Investor Presentation July 2015 NASDAQ: PBCT Exhibit 99.1

Forward-Looking Statement
Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements.
Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally;
(8) competition and its effect on pricing, spending, third-party relationships and revenues; and (9)
changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Experienced
leadership team
Operate in large &
attractive Northeast
markets…
…with significant
knowledge at the local
level
Commitment to
relationship-based
banking
Breadth of products
& services
Conservative & well-
defined underwriting
culture
Premium brand built
over 170 years
Deep focus on
expense management
PBCT Differentiators
A Uniquely Positioned Franchise

PBCT: Compelling Investment Opportunity
•
Leading market position in one of the best commercial banking markets in the U.S.
•
Significant growth runway within existing markets –
expanding in two of the largest MSAs in the U.S.
New York City #1 and Boston #10
•
Ability to maintain pristine credit quality
Median net charge-offs/average loans since 2007 have been 18bps
•
Improving profitability
Five consecutive years of growth in operating earnings per share (2010-2014)
2015: Operating earnings of $126.9 million through six months, up 9% vs. prior year period, or 8% on per share basis
•
Low operating risk profile
Consistently profitable throughout the credit cycle
Straightforward
and
diversified
portfolio
of
products
–
no
complex
financial
exposures
•
Robust liquidity
Strong deposit market share in most core markets
Unused FHLB of Boston borrowing capacity of $5.3 billion at June 30, 2015
•
Continued capital deployment via organic growth and dividends
Nineteen consecutive quarters of loan growth
Dividend yield of ~4.1%

Premium Brand Built Over 170 Years
Corporate Overview
People’s United Financial, Inc.
NASDAQ (PBCT)
Headquarters
Bridgeport, CT
Chief Executive Officer
Jack Barnes
Chief Financial Officer
David Rosato
Market Capitalization (07.23.2015)
$5.0 billion
Assets
$37.2 billion
Loans
$27.6 billion
Deposits
$27.4 billion
Branches
395
In-store Branches
(2)
150
ATMs
594
Standalone ATMs
(3)
101
Founded
1842
1
Statistics as of June 30, 2015, unless noted otherwise
2
Exclusive relationship with Stop & Shop
3
Includes 12 ATMs in Stop & Shop locations where a branch is not present

2010
2011
2012
2008
5
Premium Brand Built Over 170 Years
Acquired:
Chittenden Corp. which comprised:
Chittenden Bank –
Burlington, VT
Ocean Bank –
Portsmouth, NH
Maine Bank & Trust –
Portland, ME
Merrill Bank –
Bangor, ME
Flagship Bank –
Worcester, MA
Bank of West. Mass. –
Springfield, MA
Acquired:
57 branches in greater New York
metro area from RBS Citizens –
including 53 branches in Stop &
Shop supermarkets
Since 1995, PBCT has had an
exclusive relationship with Stop &
Shop to operate branches in
Connecticut stores
Acquired:
Danversbank
–
Danvers, MA
Geographic Expansion in Recent Years
Acquired:
Equipment financing company
Financial
Federal
–
New
York,
NY
Acquired:
Butler Bank –
Lowell, MA
RiverBank
–
North Andover, MA
Bank of Smithtown –
Smithtown, NY

Premium Brand Built Over 170 Years
In-Store Branches Versus Traditional Branches
•
Partnership allows us to leverage People’s United brand with the ~3.3 million shoppers who visit Connecticut and New
York Stop & Shop stores every week
•
In-store locations operate under the same business model as traditional branches and sell all the Bank’s products and services
•
Connecticut and New York in-store branches accounted for a significant portion of the new branch business booked in the market
Note: statistics represent Connecticut and New York branches only
On average, in-store locations are open 37% more hours per week (56 hours vs.
41 hours), but are 30% less expensive to operate.
Last twelve months through June 30, 2015
In-Store Branches
Traditional Branches
-
%
69%
71%
Consumer Checking
Accounts Opened
Savings Accounts
Opened
Business Checking
Accounts Opened
Home Equity Loans
Originations
Mortgage Loan
Originations
Business Banking Loan
Originations
Investment Sales
76%
56%
69%
61%
57%
44%
31%
24%
31%
29%
43%
39%

Jack Barnes
President & CEO, Director
30+
People’s United Bank (SEVP, CAO),
Chittenden, FDIC
Galan Daukas
SEVP Wealth Management
25+
People’s United Bank, Washington Trust, The
Managers Funds, Harbor Capital Mgmt
Sara Longobardi
SEVP Retail Banking
20+
People’s United Bank
Dave Norton
SEVP & Chief HR Officer
5+
People’s United Bank, New York Times,
Starwood, PepsiCo
Lee Powlus
SEVP & Chief Administrative Officer
25+
People’s United Bank, Chittenden, Alltel
David Rosato
SEVP & CFO
25+
People’s United Bank, Webster, Allfirst
Chantal Simon
SEVP & Chief Risk Officer
25+
People’s United Bank, Merrill Lynch US Bank,
Lazard Freres & Co.
Jeff Tengel
SEVP Commercial Banking
30+
People’s United Bank, PNC, National City
Bob Trautmann
SEVP & General Counsel
20+
People’s United Bank, Tyler Cooper & Alcorn
Kirk Walters
SEVP Corporate Development,
Director
25+
People’s United Bank, Santander, Sovereign,
Chittenden, Northeast Financial
Name
Position
Years in Banking
Professional Experience
Experienced Leadership Team

Operate in Large & Attractive Northeast Markets
Notes: The current national unemployment rate is 5.3%
The
current
national
population
density
is
90
(#/sq
miles)
Source: SNL Financial, US Census data
The population densities of NYC, Boston, Bridgeport and New Haven MSAs are each over ten times the national average
NYC-Northern NJ-PA
Population: 20.0MM
Median HH Income: $64,538
Businesses: 810,883
Population Density (#/sq miles): 2,411
Unemployment Rate (%): 5.6
$100K+ Households (%): 31.5
Boston, MA
Population: 4.7MM
Median HH Income: $71,190
Businesses: 203,770
Population Density (#/sq miles): 1,347
Unemployment Rate (%): 4.0
$100K+ Households (%): 34.8
Hartford, CT
Population: 1.2MM
Median HH Income: $67,457
Businesses: 52,315
Population Density (#/sq miles): 802
Unemployment Rate (%): 5.5
$100K+ Households (%): 31.0
Bridgeport-Stamford, CT
Population: 944,000
Median HH Income: $78,095
Businesses: 49,392
Population Density (#/sq miles): 1,511
Unemployment Rate (%): 5.4
$100K+ Households (%): 39.6
New Haven, CT
Population: 862,000
Median HH Income: $61,762
Businesses: 36,800
Population Density (#/sq miles): 1,428
Unemployment Rate (%): 5.7
$100K+ Households (%): 28.0
Burlington, VT
Population: 215,000
Median HH Income: $65,440
Businesses: 10,846
Population Density (#/sq miles): 172
Unemployment Rate (%): 2.6
$100K+ Households (%): 27.4

Operate in Large & Attractive Northeast Markets
People’s
United’s
Franchise
Metrics
1
MSA Rank
(Out of 917 MSAs Nationwide)
75% of PBCT’s deposits are in its top 5 MSAs, which are some of the most densely populated and wealthy markets in the U.S.
Source: SNL Financial; Nielsen; FDIC data as of June 30, 2014
1.
Excludes deposits from trust institutions and branches with over $750 million deposits;
excludes branches and deposits located outside each MSA
2.
Rank weighted by percentage of franchise deposits
Market Size
Population
Median
% Households
People's United Top 5 MSAs
Total Deposits
Market
% Deposit
Deposits
% of
Density
Household
with $200k+
($ in millions)
Rank
Market Share
($ in millions)
Franchise
(# / sq. mile)
Income
Income
Bridgeport-Stamford-Norwalk, CT
$35,390
1
17.9%
$6,347
28.8
6
7
2
New York-Newark-Jersey City, NY-NJ-PA
613,008
20
0.5
3,041
13.8
2
34
12
Boston-Cambridge-Newton, MA-NH
131,242
8
2.1
2,784
12.6
8
18
9
Hartford-West Hartford-East Hartford, CT
26,759
4
8.7
2,324
10.6
20
26
21
New Haven-Milford, CT
18,045
4
11.7
2,104
9.6
7
49
34
Top 5 MSAs
$824,444
2.0%
$16,600
75.4
Weighted Average Rank
2
8
22
12
Rank / Nationwide MSAs (917 MSAs)
0.8%
2.4%
1.3%
–
–
–
–
–
–
–
–
–
–
–
–

Total Loan Portfolio: $27.6 Billion
At June 30, 2015
($ in billions)
Connecticut
$7.4 / 27%
Massachusetts
$4.8 / 17%
New Hampshire
$1.3 / 5%
Other
$4.9 / 18%
New York
$5.4 / 19%
Vermont
$1.8 / 6%
New Jersey
$1.0 / 4%
Maine
$1.0 / 4%
Operate in Large & Attractive Northeast Markets
Excluding equipment finance loans, ~91% of PBCT’s loan portfolio is within the Northeast

Source: SNL Financial; FDIC data as of June 30, 2014; excludes trust institutions; excludes non-retail branches
Notes: PBCT branch count updated as of June 30, 2015
Operate in Large & Attractive Northeast Markets
Connecticut
Massachusetts
Vermont
New York
New Hampshire
Maine
5
th
in deposit market share in New England
# 1 in Fairfield County, CT., ~ 60 branches, $7.7 billion in deposits, ~ 21% market share
Branches
$BN
%
1
TD Bank
50
3.2
13.3
2
KeyCorp
53
3.0
12.6
3
Bangor Bancorp
59
2.1
8.9
4
Camden National
44
1.9
7.9
5
B of A
18
1.6
6.8
6
First Bancorp
16
1.0
4.3
7
Machias
17
0.9
3.8
8
People's United
26
0.9
3.7
9
Bar Harbor
16
0.8
3.5
10
Norway
24
0.8
3.4
Branches
$BN
%
1
B of A
146
29.1
25.9
2
Webster
123
13.2
11.8
3
People's United
154
13.0
11.5
4
Wells Fargo
75
8.5
7.6
5
TD Bank
75
6.3
5.6
6
JPM Chase
53
4.9
4.4
7
First Niagara
76
3.9
3.5
8
Citi
17
3.2
2.9
9
Liberty
49
2.9
2.6
10
RBS
46
2.5
2.2
Branches
$BN
%
1
JPM Chase
799
461.2
37.9
2
Citi
271
79.8
6.6
3
HSBC
149
72.5
6.0
4
B of A
309
65.8
5.4
5
Capital One
264
42.5
3.5
6
M&T
289
39.1
3.2
7
TD Bank
255
27.0
2.2
8
Wells Fargo
87
22.1
1.8
9
Signature
27
18.5
1.5
10
KeyCorp
238
18.1
1.5
27
People's United
100
3.0
0.3
Branches
$BN
%
1
B of A
238
61.0
25.4
2
RBS
247
27.5
11.4
3
Santander
226
20.1
8.4
4
TD Bank
150
11.5
4.8
5
Eastern Bank
94
7.2
3.0
6
Independent Bank
86
5.7
2.4
7
First Republic
4
4.7
1.9
8
Middlesex
54
3.5
1.5
9
Boston Private
11
3.4
1.4
10
People's United
48
3.2
1.3
Branches
$BN
%
1
People's United
40
2.7
22.7
2
TD Bank
33
2.5
21.3
3
Merchants
32
1.3
11.2
4
RBS
20
0.8
6.7
5
KeyCorp
13
0.7
5.7
6
Northfield
13
0.5
4.5
7
Community
14
0.5
3.9
8
Union
12
0.4
3.6
9
Passumpsic
6
0.3
3.0
10
Berkshire Hills
6
0.3
2.7
Branches
$BN
%
1
RBS
73
6.9
24.1
2
TD Bank
72
5.7
19.9
3
B of A
26
4.4
15.4
4
People's United
27
1.4
4.8
5
NH Mutual
19
1.1
3.8
6
BNH
22
1.0
3.4
7
Santander
20
0.8
2.9
8
NH Thrift
21
0.8
2.9
9
Eastern Bank
6
0.8
2.7
10
Mascoma
18
0.7
2.6
Strong deposit market positions

Commitment to Relationship-Based Banking
Long history of focusing on relationship management at the local level…
•
Approximately 850,000 commercial, business banking, consumer and wealth management relationships
•
Long-term relationships with customers
•
Customers relationships are with local management
•
Single
point
of
contact
with
customers
–
break
down
silos
to
present
full
suite
of
products
and
services
•
Senior management frequently interacts with customers
•
Reputation and word-of-mouth referrals often drive new business
•
Broad distribution: ~400 branches across six states, ~600 ATMs, online and mobile banking
•
Call center operations locally located in Bridgeport, CT and Burlington, VT

Breadth of Products & Services
Commercial
Banking
Retail
Banking
Wealth
Management
…while providing the same full breadth of solutions as larger banks
•
Commercial Lending: commercial finance, real estate financing, equipment loans & leasing, asset based lending, mortgage warehouse lending
•
Deposit Products: checking accounts, savings and money market accounts
•
Treasury Management: cash management services, Online banking eTreasury+, ACH services, lockbox services, remote deposit capture, merchant card processing, payroll services, fraud protection services, liquidity and investment solutions
•
Specialty Services: government banking, healthcare & non-profit banking, interest rate risk management, international services, business aircraft finance
•
Insurance: commercial coverage, employee benefits, bonding, risk management services, specialized industry insurance
•
Retail Lending: residential mortgages, home equity loans and lines of credit, personal loans
•
Deposit Products: checking accounts, savings and money market accounts
•
Services: mobile banking, online banking, credit cards
•
Wealth Services & Solutions: financial planning, trust & estate solutions, investment management, private banking, self-directed investing, retirement plan services, institutional trust services

14 Total Loan Portfolio: $27.6 Billion At June 30, 2015 Commercial $20.2 Billion / 73% Breadth of Products & Services Retail $7.4 Billion / 27%

Transp. / Utility
$0.3 / 3%
Packaging
$0.1 / 5%
Arts/Ent./Rec.
$0.1 / 2%
Construction
$0.2 / 3%
Other Prop.
$0.1 / 1%
15
Commercial Real Estate
$9.6 Billion / 35% of Total Portfolio
(At June 30, 2015)
Residential
(Multi-Family)
$3.5 / 37%
Commercial & Industrial
$7.8 Billion / 28% of Total Portfolio
Equipment Financing
$2.8 Billion / 10% of Total Portfolio
($ in billions)
($ in billions)
($ in billions)
Retail
$2.4 / 25%
Office Buildings
$2.1 / 22%
Land
$0.1 / 1%
Self Storage
$0.1 / 1%
Mixed / Special Use
$0.2 / 2%
Hosp. & Entertain.
$0.5 / 5%
Industrial /
Manufacturing
$0.6 / 6%
Finance &
Insurance
$1.6 / 20%
Service
$1.3 / 16%
Manufacturing
$1.0 / 13%
Wholesale Dist.
$0.8/ 11%
Health
$0.8 / 10%
Retail
Sales
$0.6 / 8%
Information
$0.1 / 2%
Public Admin.
$0.1 / 1%
Transportation
&
Utilities
$1.0 /  35%
Construction
$0.4 / 13%
Finance,
Ins. & RE
$0.3 / 12%
Waste
$0.2 / 7%
Printing
$0.2 / 7%
Manufacturing
$0.2 / 6%
Wholesale
Dist.
$0.1 / 5%
Mining, Oil & Gas
$0.1 / 3%
Service
$0.1 / 2%
Other
$0.1 / 5%
Breadth of Products & Services
Broadly diversified commercial loan portfolio
Real Estate
$0.8 / 10%
Other
$0.1 / 1%
Commercial Loans: $20.2 Billion /  73% of Total Portfolio

Residential Mortgage
$5.2 Billion / 19% of Total Portfolio
(At June 30, 2015)
Retail Loans: $7.4 Billion /  27% of Total Portfolio
($ in billions)
($ in billions)
Consumer
$2.2 Billion / 8% of Total Portfolio
June 2015 YTD originated weighted average LTV of 67%
June 2015 YTD originated weighted average FICO score of 766
Hybrid ARMs represent 89% of the portfolio
June 2015 YTD originated weighted average CLTV of 59%
June 2105 YTD originated weighted average FICO score of 768
62% of originations during last 3 years are in a first lien position
New York
$0.5 / 9%
Vermont
$0.3 / 6%
Massachusetts
$1.4 / 28%
Connecticut
$2.5 / 47%
Connecticut
$1.3 / 60%
Vermont
$0.2 / 10%
New York
$0.3 / 11%
Massachusetts
$0.2 / 8%
New Hampshire
$0.2 / 4%
Maine
$0.1 / 3%
New Jersey
$0.2 / 3%
New Hampshire
$0.1 / 6%
Maine
$0.1 / 5%
Breadth of Products & Services

Conservative & Well-Defined Underwriting Culture
•
Credit culture and underwriting standards
Cash
flow
–
deal
specific
and
global
Collateral / limited unsecured exposure with equity investment requirements and guarantees
No speculative real estate projects
•
Credit structure includes meaningful covenants, appropriate LTVs and monitored advance rates
•
Industry knowledge and expertise (i.e. basic industries and property types)
•
Seasoned relationship managers with considerable local market knowledge
•
Experienced senior credit officers (SCO) average 25+ years of commercial banking experience
•
Approval authority
Local, regional and corporate credit committee structure
>$25 million also requires Executive Risk Oversight Committee approval
•
Due diligence begins prior to the issuance of a proposal (market manager & SCO) and independent credit associates in Risk Management are utilized
•
Credit analyst / relationship manager complete detailed loan submission
•
Stress test cash flow for interest rate sensitivities, vacancy and rental rates
•
Independent field exams and appraisal review
Commercial Credit Culture & Approval Process

Conservative & Well-Defined Underwriting Culture
Conservative underwriting is a hallmark of People’s United
Average Annual Net Charge-Offs / Average Loans
Peer Group Comparison 2010-2014
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
0.24%
PBCT
Median, excluding PBCT = 0.69%

Deep Focus on Expense Management
•
EMOC has been fully operational since November 2011
Committee comprised of the CEO, CFO, Chief Administrative Officer and Chief HR Officer
•
EMOC oversees:
Non-interest expense management and implements strategies to attain targeted goals
Revenue initiatives that require expenditures and conducts periodic progress reviews
•
Provides a horizontal view of the organization
•
Expense Management Units (EMUs) established to facilitate EMOC functions
Defined EMUs include:
•
Technology
•
Operations
•
Real Estate Services
•
Spending requests above $25,000 are submitted by EMU owners for approval
•
Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee
Expense Management Oversight Committee (EMOC)
Proactive expense management approach

Deep Focus on Expense Management
•
People’s United has managed expenses while also making significant investments in:
People and systems amidst a regulatory environment of heightened expectations
Revenue and deposit gathering initiatives
Improving customer experiences via enhanced delivery of products and services
Operating Non-Interest Expenses
$205.4
$209.2
$207.7
$211.5
$206.7
$206.7
$207.1
$211.6
$208.8
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
Operating expenses have remained flat despite continued strategic investments and increasing regulatory compliance costs

•
Bolstering commercial banking presence in Massachusetts and New York
•
Building large-corporate and government banking productivity
•
Filling in New York metro Commercial Real Estate presence
•
Continuing to leverage investment in asset-based lending
•
Focusing on deposit gathering capabilities
•
Growing wealth management fee income
•
Increasing momentum in other fee income businesses
Transitioning Insurance to a more specialized model
Delivering interest rate swaps and foreign exchange products to corporate customers
Expanding international trade finance
Growing commercial banking lending fees
Investing in competitive cash management products
These significant opportunities expected to provide earnings growth for years to come
Significant Opportunities
Growing
in
larger
markets
(New
York
metro
&
greater
Boston),
while
deepening
presence
in
heritage
markets such as Connecticut and Vermont

Building the Franchise for the Long-Term
Committed to delivering value to both customers and shareholders
•
Increase focus on relationship profitability
Continue to build deep, multi-product relationships with an emphasis on cross-sell
Deposit gathering remains a key focus and is reflected in incentive structure
•
Maintain pristine asset quality
•
Tightly control expenses while investing in key infrastructure
•
Maintain asset sensitivity to position People’s United for rising interest rates

Second Quarter 2015 Results

Second Quarter 2015 Overview
•
Operating earnings of $63.7 million, an increase of 6% from the prior year quarter
•
Net interest income
1
of $230 million, an increase of 1%
•
Net interest margin of 2.88%, a decrease of 3 basis points
•
Loan growth of $633 million, 9% annualized growth rate
•
Organic deposit growth of $298 million, 5% annualized growth rate
•
Non-interest
income
of
$83
million,
a
decrease
of
7%,
but
an
increase
of
4%
from
the
prior
year
quarter
2
•
Operating expenses of $209 million, a decrease of 1%
•
Efficiency ratio of 61.6%, an improvement of 30 basis points
•
Net loan charge-offs of 0.05%, an improvement of 6 basis points
(Comparisons versus first quarter 2015, unless noted differently)
1
Net interest income on a fully taxable equivalent basis for 1Q 2015 and 2Q 2015 was $233.9 million and $237.0 million, respectively.
2
Excludes $20.6 million non-operating gain on merchant services joint venture in the second quarter 2014.

1Q 2015
Calendar
Day
Originated
Loans
Investments
Deposits
Acquired
Loans
Borrowings
2Q 2015
25
Net
Interest
Income
1
($ in millions)
Linked Quarter Change
$1.7
$228.1
$230.4
($1.4)
1
Net interest income on a fully taxable equivalent basis for 1Q 2015 and 2Q 2015 was $233.9 million and $237.0 million, respectively.
($1.0)
($0.2)
$1.7
$1.5

26 Net Interest Margin 1Q 2015 Calendar Day Investments Loan Yield & Mix Deposits 2Q 2015 Linked Quarter Change 0.02% 0.01% 2.91% 2.88% (0.04%) (0.02%)

27 Loans ($ in millions) March 31, 2015 Commercial Retail Acquired June 30, 2015 Linked Quarter Change $528 $163 ($58) $26,929 $27,562 Annualized linked quarter change: +9.4%

Deposits
March 31, 2015
Commercial
Retail
June 30, 2015
Linked Quarter Change
$310
($25)
Retail
2
$19,303
($ in millions)
Annualized linked quarter change: +4.2%
Commercial
1
$7,847
Commercial
1
$8,157
$27,150
$27,435
Retail
2
$19,278
1
Commercial includes Municipal deposits of $1,608 at 3/31/2015 and $1,459 at 6/30/2015
2
Retail includes brokered deposits of $2,629 at 3/31/2015 and $2,616 at 6/30/2015

Non-Interest Income
($ in millions)
1Q 2015
Commercial
Banking
Lending Fees
Customer
Interest Rate
Swap Income
Net Gains
on Sales of
Acquired Loans
Insurance
Bank
Service
Charges
Net Gains
on Sales of Resi.
Mortgage Loans
Other
2Q 2015
Linked Quarter Change
$1.4
$89.0
$83.0
($3.3)
($3.1)
($2.1)
($1.1)
$0.9
$1.3

Non-Interest Expense
($ in millions)
1Q 2015
Non-Operating
Compensation
& Benefits
Occupancy
& Equipment
Professional &
Outside Services
Advertising
& Promotion
Other
2Q 2015
Linked Quarter Change
$211.6
($3.0)
$208.8
$6.0
$217.6
$211.8
Operating
Non-Operating
$3.0
$1.5
($5.1)
($1.9)
$1.1
$1.6

31 Efficiency Ratio 61.8% 61.4% 61.3% 61.9% 61.6% 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015

Asset Quality
NPAs / Loans & REO (%)
1
1
Non-performing
assets
(excluding
acquired
non-performing
loans)
as
a
percentage
of
originated
loans
plus
all
REO
and
repossessed
assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT
Peer Group (Median)
Top 50 Banks (Median)
0.83
0.5
1.0
1.5
2.0
2.5
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015

Asset Quality
Net Charge-Offs / Average Loans (%)
1
1
Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.05%, 0.11%, 0.13%, 0.12% and 0.09%, in 2Q 2015, 1Q 2015, 4Q 2014, 3Q 2014,
and 2Q 2014, respectively
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT
Peer Group (Median)
Top 50 Banks (Median)
0.05
0.0
0.1
0.2
0.3
0.4
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015

34 Operating Return on Average Assets 0.72% 0.74% 0.75% 0.71% 0.70% 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015

35 Operating Return on Average Tangible Equity 9.6% 9.9% 10.1% 9.9% 9.8% 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015

Capital Ratios
(Effective January 1, 2015, all ratios calculated in accordance with Basel III)
Basel III Notes:
1.
Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital)
2.
Common
Equity
Tier
1
Capital
ratio
represents
total
stockholder’s
equity,
excluding:
(i)
after-tax
net
unrealized
gains
(losses)
on
certain
securities
classified
as
available
for
sale;
(ii)
after-tax
net
unrealized
gains
(losses)
on
securities
transferred
to
held
to
maturity;
(iii)
goodwill
and
other
acquisition-related
intangibles;
and
(iv)
the
amount
recorded
in
accumulated
other
comprehensive
income
(loss)
relating
to
pension
and
other
postretirement benefits divided by Total Risk-Weighted Assets
3.
Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets
4.
Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-
Weighted Assets
5.
Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
People’s United Financial
Tang. Com. Equity/Tang. Assets
7.9%
7.8%
7.5%
7.5%
7.4%
Tier 1 Leverage
1, 5
8.3%
8.1%
7.9%
8.3%
8.2%
Common Equity Tier 1 Capital
2, 5
10.0%
9.9%
9.8%
10.0%
9.9%
Tier 1 Risk-Based Capital
3, 5
10.0%
9.9%
9.8%
10.0%
9.9%
Total Risk-Based Capital
4, 5
12.5%
12.3%
12.2%
11.9%
11.8%
People’s United Bank
Tier 1 Leverage
1, 5
9.0%
8.8%
8.5%
8.8%
8.6%
Common Equity Tier 1 Capital
2, 5
10.8%
10.7%
10.5%
10.6%
10.4%
Tier 1 Risk-Based Capital
3, 5
10.8%
10.7%
10.5%
10.6%
10.4%
Total Risk-Based Capital
4, 5
13.5%
13.3%
13.0%
13.1%
12.9%

Interest Rate Risk Profile
Net Interest Income (NII) Sensitivity
1
Yield curve twist pivot point is 18 month point on yield curve.  Short End defined as overnight to 18 months.
Long End defined as terms greater than 18 months.
Immediate Parallel Shock
Est. Change in NII
Yield Curve Twist
1
Est. Change in NII
Jun. 30, 2015
Mar. 31, 2015
-1.3%
4.0%
7.9%
10.7%
13.3%
-1.3%
3.9%
7.6%
10.2%
12.5%
Down 25
Up 100
Up 200
Up 300
Up 400
-0.6%
2.0%
4.6%
-3.8%
2.1%
3.9%
-0.3%
1.3%
3.2%
-4.7%
2.7%
5.0%
Short End -25
Short End +100
Short End +200
Long End -100
Long End +100
Long End +200

Appendix

Asset Quality
Originated Portfolio Coverage Detail as of June 30, 2015
0.90%
0.26%
0.73%
Commercial
Retail
Total
ALLLs / Loans
NPLs / Loans
ALLLs / NPLs
0.65%
0.88%
0.71%
Commercial
Retail
Total
139%
30%
103%
Commercial
Retail
Total
Note –
ALLLs: Commercial: $176 million, Retail: $19 million, Total: $195 million

Bonds, Notes & Debentures
$0.4 / 7%

Securities Portfolio Detail
Note:
Duration of the securities portfolio is ~4 years
Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities
Held to maturity (HTM) securities reported on an amortized cost basis (book value).  Available for sale (AFS) securities reported at fair value
Agency CMO’s
$1.7 / 30%
Agency MBS &
Agency CMOs comprised of 10-yr & 15-yr collateral constitute ~73% of the portfolio.
Municipal bond portfolio has an underlying weighted average credit rating above AA
.
Securities Portfolio: $5.7 Billion
At June 30, 2015
($ in billions)
Agency MBS
$2.4 / 42%
Municipal -
HTM
$0.9 / 16%
FHLB & Federal
Reserve Bank Stock
$0.3 / 5%

Balance Sheet Funding
81% funded by organic deposits, customer repurchase agreements and common equity
Balance Sheeting Funding: $37.2 Billion
At June 30, 2015
($ in billions)
Retail Deposits
$16.7 / 45%
Brokered Deposits
$2.6 / 7%
Commercial Deposits
$8.2 / 22%
Shareholders’ Equity
$4.7 / 13%
Fed Funds & FHLB
Advances
$3.1 / 8%
Subordinated Borrowings
& Senior Notes
$1.0 / 3%
Customer Repurchase
Agreements
$0.5 / 1%
Other Liabilities
$0.4 / 1%

Peer Group
Firm
Ticker
City
State
1
Associated
ASB
Green Bay
WI
2
BancorpSouth
BXS
Tupelo
MS
3
City National
CYN
Los Angeles
CA
4
Comerica
CMA
Dallas
TX
5
Commerce
CBSH
Kansas City
MO
6
Cullen/Frost
CFR
San Antonio
TX
7
East West
EWBC
Pasadena
CA
8
First Niagara
FNFG
Buffalo
NY
9
FirstMerit
FMER
Akron
OH
10
Fulton
FULT
Lancaster
PA
11
Huntington
HBAN
Columbus
OH
12
M&T
MTB
Buffalo
NY
13
New York Community
NYCB
Westbury
NY
14
Signature
SBNY
New York
NY
15
Susquehanna
SUSQ
Lititz
PA
16
Synovus
SNV
Columbus
GA
17
Valley National
VLY
Wayne
NJ
18
Webster
WBS
Waterbury
CT
19
Wintrust
WTFC
Lake Forest
IL
20
Zions
ZION
Salt Lake City
UT

Non-GAAP Financial Measures and Reconciliation to GAAP
In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other financial institutions. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s United Financial’s capital position.
The efficiency ratio, which represents an approximate measure of the cost required by People’s United Financial to generate a dollar of revenue, is the ratio of (i)
total non-interest expense (excluding goodwill impairment
charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses, which are also excluded in arriving at operating non-interest expense) (the numerator) to (ii)
net interest
income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI") income, and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). In addition, operating lease expense is excluded from total non-interest expense and netted against operating lease income within non-interest income to conform with the reporting approach applied to fee-based businesses already presented on a net basis. People’s United Financial generally considers an item of income or expense to be non-
recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Non-GAAP Financial Measures and Reconciliation to GAAP
Operating earnings exclude from net income those items that management considers to be of such a non-
recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, non-recurring gains/losses, merger-related expenses
(including acquisition integration and other costs), charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets, are generally also excluded when calculating the efficiency ratio. Operating earnings per share is derived by determining the per share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) GAAP earnings per share. Operating return on average assets is calculated by dividing operating earnings (annualized)
by average assets. Operating return on average tangible stockholders' equity is calculated by dividing operating earnings (annualized) by average tangible stockholders' equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.
The tangible equity ratio is the ratio of (i)
tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangible assets) (the numerator) to (ii)
tangible assets (total assets less goodwill and
other acquisition-related intangible assets) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP") common shares).
In light of diversity in presentation among financial institutions, the methodologies used by People’s United
Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions. Please refer to People’s United Financial’s latest Form 10-Q regulatory filing for detailed reconciliations to GAAP figures.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT